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                                                                   Exhibit 10.23


                     SIXTEENTH AMENDMENT TO LOAN INSTRUMENTS

         THIS SIXTEENTH AMENDMENT TO LOAN INSTRUMENTS (this "Sixteenth Amendment"), dated as of April 30, 1999, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                    RECITALS

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to the acquisition by Borrowers of the Property and FCC Licenses of (i) Capstar Acquisition Company, Inc., a Delaware corporation, Triathlon Broadcasting of Colorado Springs, Inc., a Delaware corporation, Triathlon Broadcasting of Colorado Springs Licensee, Inc., a Delaware corporation, Triathlon Broadcasting of Spokane, Inc., a Delaware corporation, and Triathlon Broadcasting of Spokane Licensee, Inc., a Delaware corporation, used in the operation of radio stations KSPZ-FM, KVOR (AM) and KTWK (AM), each licensed to Colorado Springs, Colorado, radio station KEYF-AM licensed to Dishman, Washington and radio station KEYF-FM licensed to Cheney, Washington (the "Capstar Acquisition"), (ii) AGM- Nevada, L.L.C., a Nevada limited liability company, used in the operation of radio station KNJY-FM licensed to Spokane, Washington (the "AGM Acquisition") and
(iii) Robert C. Cordaro, Inc., a Pennsylvania corporation, used in the operation of radio station WKQV(AM), licensed to Pittston, Pennsylvania, and Monroe and Delaware Holdings, Inc., a Pennsylvania corporation, used in the operation of radio station WKQV-FM, licensed to Olyphant, Pennsylvania (collectively, the "Cordaro Acquisitions") (the Capstar Acquisition, the AGM Acquisition and the Cordaro Acquisitions hereinafter are referred to individually as a "Sixteenth Amendment Acquisition" and collectively as the "Sixteenth Amendment Acquisitions"). Lenders have agreed to give such consent, subject to the execution of this Sixteenth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Consent to Acquisition and Transfer of FCC Licenses. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Sixteenth Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby


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consent to the Sixteenth Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Sixteenth Amendment.

         2. Amendment to Loan Instruments. The Loan Agreement and other Loan Instruments are amended as follows:

                  2.1 Exhibits to Loan Instruments. Upon the consummation of each Sixteenth Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Sixteenth Amendment Acquisition and (ii) the Exhibit Amendments applicable to such Sixteenth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

                  2.2 Use Agreement. Upon the consummation of a Sixteenth Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in such Sixteenth Amendment Acquisition.

         3. Conditions to Effectiveness. This Sixteenth Amendment shall not become effective with respect to a Sixteenth Amendment Acquisition unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to such Sixteenth Amendment Acquisition in a manner satisfactory to Agent.

         4. Consent. The Capstar Acquisition and the AGM Acquisition provide that the parties thereto will consummate the transactions contemplated thereby upon initial orders issued by the FCC, without the need for such orders to become "final." Agent and Lenders hereby consent to the consummation by Borrowers of the Capstar Acquisition and the AGM Acquisition notwithstanding that the applicable FCC orders are not "final" as of the date hereof.

         5. Fees and Expenses. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Sixteenth Amendment.

         6. Representations and Warranties. In order to induce Lenders to execute this Sixteenth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         7. Confirmation of Effectiveness. Guarantor hereby consents to the execution of this Sixteenth Amendment. Each Obligor hereby agrees that each Loan Instrument executed

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by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         8. Counterparts. This Sixteenth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                               CITADEL BROADCASTING COMPANY,
                               CITADEL LICENSE, INC. and
                               CITADEL COMMUNICATIONS
                               CORPORATION, each a Nevada corporation

                               By: /s/ D. Robert Proffitt
                                  ----------------------------------------------
                               Name:  D. Robert Proffitt
                                    --------------------------------------------
                               Title: President, Citadel Broadcasting Company
                                     -------------------------------------------
                                      Vice President, Citadel Communications
                                      Corporation and Citadel License, Inc.


                               FINOVA CAPITAL CORPORATION, a
                               Delaware corporation, individually and as Agent


                               By: /s/ Andrew J. Pluta
                                  ----------------------------------------------
                               Name: Andrew J. Pluta
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------

                               BANKBOSTON, N.A.


                               By: /s/ Daniel M. Kortick
                                  ----------------------------------------------
                               Name: Daniel M. Kortick
                                    --------------------------------------------
                               Title: Director
                                     -------------------------------------------


                               NATIONSBANK OF TEXAS, N.A.


                               By: /s/ Roselyn Drake
                                  ----------------------------------------------
                               Name: Roselyn Drake
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------

(Signatures continued on next page)

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(Signatures continued from previous page)


                                      THE BANK OF NEW YORK


                                      By: /s/ Geoffrey C. Brooks
                                         ---------------------------------------
                                      Name: Geoffrey C. Brooks
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: /s/ Lena M. Bryant
                                         ---------------------------------------
                                      Name: Lena M. Bryant
                                           -------------------------------------
                                      Title: Assistant Vice President
                                            ------------------------------------

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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A          -       Assignment of Leases
                           Trademark Security Agreement
                           L/C Guaranty

Exhibit 1J         -       Broadcast Markets

Exhibit 1K         -       CBC Stations

Exhibit 1M         -       Corporate Overhead

Exhibit 1N         -       Assignment of Acquisition Instruments

Exhibit 1O         -       Mortgages

Exhibit 1P         -       JSA Agreements

Exhibit 1Q         -       JSA Stations

Exhibit 1S         -       List of Current Leases and Lessors

Exhibit 1U         -       LMA Agreements

Exhibit 1V         -       LMA Stations

Exhibit 1X         -       Owned Real Property

Exhibit 5.5.2      -       FCC Licenses

Exhibit 5.5.5      -       Business Locations

Exhibit 5.8        -       Litigation

Exhibit 5.12       -       Patents, Trademarks and Franchises

Exhibit 5.14       -       Environmental Matters


[Pursuant to Registration S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]


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